Exhibit 10.17

THIS SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF UNITS (THE "UNIT OFFERING"), EACH UNIT COMPRISED OF ONE (1) SHARE OF COMMON STOCK (THE "SHARES") AND ONE (1) CLASS B COMMNON STOCK PURCHASE WARRANT (THE "CLASS B WARRANT"). THE UNIT OFFERING IS BEING IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S PROMULGATED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").

THE SHARES AND CLASS B WARRANT THAT ARE SUBJECT TO THIS UNIT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") HAVE NOT BEEN REGISTERED UNDER THE ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.

OWC PHARMACEUTICAL RESARCH CORP.
(A Delaware corporation)

UNIT SUBSCRIPTION AGREEMENT

DATED: November 3, 2016

1. Unit Offering

1.1 On the basis of the representations and warranties and subject to the terms and conditions set forth in this Unit Subscription Agreement (the "Subscription Agreement"), Michepro Holding Ltd, by Mr. Uri Heler as trustee (the "Investor") hereby agrees to subscribe for and purchase 2,307,692 Units (the "Unit Offering") offered by OWC Pharmaceutical Research Corp., a Delaware corporation with offices located at 14 Shacham Street, P.O.B. 8324, Petach Tikva 4918103 Israel (the “Company”), at a Unit purchase price of US$0.13 per Unit (the Unit Purchase Price") pursuant to the terms and conditions set forth in this Subscription Agreement.
1.2 The undersigned Investor understands that: (i) this Unit Offering by the Company is being made only to persons/institutions who are not U.S. Persons, as defined in Rule 902 of Regulation S promulgated by the United States Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Act”) and that the Company will not offer Units nor accept subscriptions from any person and/or entity that is not a U.S. Person as defined in Rule 902 of Regulation S; and (ii) each Unit is comprised of one (1) share of the Company's common stock (the "Shares") and one (1) 761,538 Class G Warrant exercisable for a period of twenty four (24) months to purchase additional Shares at an exercise price of $0.25 per Share (the "Warrant Exercise Price"), and 761,538 Class H Warrant exercisable for a period of thirty six (36) months to purchase additional Shares at an exercise price of $0.4 per Share (the "Warrant Exercise Price").
1.3 On the basis of the representations and warranties of the Investor and subject to the terms and conditions set forth herein, the Company, by its execution and delivery of the counter-signed copy of this Subscription Agreement, hereby irrevocably agrees to accept the subscription and sell to the undersigned the Units subscribed for herein.
1.4 Subject to the terms hereof, this Subscription Agreement will be effective upon receipt by the Company of the proceeds equal to the Unite Purchase Price multiplied by the number of Units subject to this Subscription Agreement (the "Subscription Proceeds").

2. Payment of Unit Purchase Price
The Investor understands that the Subscription Proceeds are payable to the Company by electronic wire transfer of 300, 000 $ pursuant to wiring instructions set forth below.

3. Documents/Deliveries Required from the Investor
3.1 The Investor understands and agrees that as a condition to the Company's acceptance of this subscription, the undersigned will complete, sign and return to the Company an executed copy of this Subscription Agreement together with any and all attachments hereto.
3.2 The Investor will complete, sign and return to the Company as soon as possible, on request by the Company, any other documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable law.
3.3 The Investor will pay/deliver the Subscription Proceeds to the Company as provided in Section 2 above.

4. Acknowledgements of Investor
4.1 The Investor acknowledges and agrees that:
(i) neither the Shares being offered as part of the Units nor any Shares issuable upon exercise of the Class G & Class H have been registered under the Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, neither the Shares nor any Shares underlying the Class G & Class H may be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Rule 902 of Regulation S under the Act, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act;
(ii) the Investor acknowledges that the Company has not undertaken, and will have no obligation, to register the Shares or any underlying Shares under the Act;
the decision to execute this Subscription Agreement and fund the Loan pursuant to the Note Offering has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the SEC and/or in compliance, or intended compliance, with applicable securities legislation and regulations, including information filed with the OTC Pink operated by OTC Markets Group Inc. (collectively, the "Public Record");if the Company has presented a business plan to the Investor, the Investor acknowledges that the business plan may not be achieved or be achievable;
(v) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units; there is no government or other insurance covering the Units; there are risks associated with an investment in the Units, as more fully described in certain information forming part of the Public Record; the Investor and the Investor’s advisor(s), if any, have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the Unit Offering and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company; the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Investor during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Units hereunder have been made available for inspection by the Investor, the Investor’s attorney and/or advisor(s), if any; the Investor will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Investor contained herein or in any document furnished by the Investor to the Company in connection herewith being untrue in any material respect or any breach or failure by the Investor to comply with any covenant or agreement made by the Investor to the Company in connection therewith;
(xi) neither the Shares nor the Shares underlying the Class G & Class H are or will be listed on any stock exchange or automated dealer quotation system and no representation has been made to the Investor that any of the Units or underlying Shares will become listed on any stock exchange or automated dealer quotation system; the Units and underlying Shares are assignable only with the prior written consent of the Company, which consent will not be unreasonably denied, provided that any such transfer is made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Act or pursuant to an available exemption from the registration requirements of the Act; the statutory and regulatory basis for the exemption claimed for the Units and Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the Act; the Investor has been advised to consult the Investor’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Units and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with any applicable laws of the jurisdiction in which the Investor is resident in connection with the distribution of the Units or underlying securities hereunder; and
(b) applicable resale restrictions. this Subscription Agreement is not enforceable by the Investor unless it has been accepted by the Company upon receipt of the Subscription Proceeds for the Units.

5. Representations, Warranties and Covenants of the Investor5.1 The Investor hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants will survive the execution and delivery of this Subscription Agreement) that:
(i) the Investor has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Investor is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Investor; entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the corporate documents of, the Investor or of any agreement, written or oral, to which the Investor may be a party or by which the Investor is or may be bound; the Investor has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Investor enforceable against the Investor; the Investor is not a U.S. Person; the Investor is not acquiring the Units for the account or benefit of, directly or indirectly, any U.S. Person; the Investor is resident of the jurisdiction set out under the heading "Name and Address of Investor" on the signature page of this Subscription Agreement;
(vii) the acquisition of and subscription for the Units by the Investor as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Investor;
(viii) the Investor is and will be outside the United States when receiving and executing this Subscription Agreement and is acquiring the Units as principal for the Investor’s own account (except for the circumstances outlined in paragraph 5.1), for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Units and underlying securities; the Investor is acquiring the Units for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Units or underlying securities in the United States or to U.S. Persons; the Investor is not an underwriter of, or dealer in, the Units of the Company, nor is the Investor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Units or underlying securities; the Investor:

(a) is able to fend for itself in connection with the Unit Offering; and

(b) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Company's Units offered hereby; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; if the Investor is acquiring the Units as a fiduciary or agent for one or more investor accounts, the Investor has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and the investor accounts, if any, for which the Investor acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined in Rule 501 of Regulation D under the Act; the Investor acknowledges that the Investor has not acquired the Units as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the Act) in the United States in respect of any of the Units or underlying securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Units or underlying securities; provided, however, that the Investor may sell or otherwise dispose of any of the Units or underlying securities pursuant to an effective registration statement under the Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein; the Investor acknowledges that he/she/it and has not received nor is Investor aware of any advertisement of any of the Units; no person has made to the Investor any written or oral representations that any person will resell or repurchase any of the Units or underlying securities; any person will refund the purchase price of any of the Units; and

(c) that any of the Units or underlying securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Units or underlying securities of the Company on any stock exchange or automated dealer quotation system;

(ix) the Investor:

(a) is knowledgeable of, or has been independently advised as to, the applicable securities laws in the jurisdiction in which the Investor is resident (the "International Jurisdiction") which would apply to the acquisition of the Units;

(b) is subscribing for the purchase of the Units pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Investor is permitted to purchase the Units under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions; acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Units or ; and

(d) represents and warrants that the acquisition of the Units by the Investor does not trigger any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction or any continuous disclosure reporting obligation of the Company in the International Jurisdiction.
5.2 The Investor will, if requested by the Company, deliver to the Company an opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) of Section 5.1 above to the satisfaction of the Company, acting reasonably.

6. Acknowledgement and Waiver

The Investor has acknowledged that the decision to subscribe for and purchase the Units was solely made on the basis of publicly available information contained in the Public Record. The Investor hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Investor might be entitled in connection with the distribution of any of the Units or underlying securities.

7. Restrictive Legend on Subject Securities

7.1 The Investor hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the Units and underlying securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THE UNITS, THE SHARESAND ANY SHARES OF COMMON STOCK ISSUABLE UPON OF THE CLASS G & CLASS H HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").
NONE OF THE SECURITIES REPRESENTED THE UNITS OR ANYOF THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE ACT.

7.2 The Investor hereby acknowledges and agrees to the Company making a notation on its records in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

8. Costs

The Investor acknowledges and agrees that all costs and expenses incurred by the Investor (including any fees and disbursements of any counsel or other professional retained by the Investor) relating to the purchase of the Units will be borne by the Investor.

9. Governing Law

This Subscription Agreement is governed by the laws of the State of Delaware. The Investor, in his/her/its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably agrees to the jurisdiction of the courts of the State of Delaware.

10. Survival

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Investor pursuant hereto.

11. Assignment

This Subscription Agreement is transferable or assignable only with the prior written consent of the Company, which consent will not be unreasonably denied.

12. Severability

The invalidity or unenforceability of any particular provision of this Subscription Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

13. Entire Agreement

Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Units and underlying securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

14. Notices

All notices here under will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Investor will be directed to the address on the Investor's signature page and notices to the Company will be directed to it at OWC pharmaceutical research Corp. . at the address first set forth above unless another address will be provided to the Investor by the Company in writing.

15. Counterparts and Electronic Means

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

16. Delivery Instructions

16.1 The Investor hereby directs the Company to deliver the Shares and Class G & Class H Warrants to: Investor:

Michepro Holding Ltd by Mr. Uri Heler as trustee
Address: 7 Florini Street, Greg Tower, 2nd Floor 1065, Nicosia, Cyprus

16.2 The Investor hereby directs the Company to cause the Shares and Class G & Class H Warrant to be registered on the books of the Company as follows:

Michepro Holding Ltd, by Mr. Uri Heler as trustee
7 Florini Street, Greg Tower, 2nd Floor, Nicosia, Cyprus

IN WITNESS WHEREOF the Investor has duly executed this Subscription Agreement as of the date of acceptance by the Company.

Michepro Holding Ltd

(Name of Investor – Please type or print)
/s/: Uri Heler, Trustee

(Signature and, if applicable, Title)
7 Florini Street, Greg Tower, 2nd Floor

(Address of Investor)
Nicosia

(City, State or Province, Postal Code of Investor)
Cyprus

(Country of Investor)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Units is hereby accepted by OWC Pharmaceutical Research Corp.

DATED this 3rd day of November, 2016.

OWC Pharmaceutical Research Corp.

/s/: Mordechai Bignitz
  Name: Mordechai Bignitz
Title: CEO